UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 ____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 15, 2026

FORMFACTOR, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware		000-50307	13-3711155
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

7005 Southfront Road
Livermore,	CA		94551
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code:  (925) 290-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	FORM	Nasdaq Global Select Market

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐     Emerging growth company

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment of 2012 Equity Incentive Plan

At the 2026 Annual Meeting of the Stockholders of FormFactor, Inc. (the “Company”) held on May 15, 2026 (the “Annual Meeting”), the Company’s stockholders approved an amendment to the Company’s 2012 Equity Incentive Plan (the “Revised Equity Incentive Plan”) to increase the number of shares of common stock reserved for issuance under the 2012 Equity Incentive Plan by 5,000,000 shares. The Compensation Committee of the Company’s Board of Directors previously recommended, and the Company’s Board of Directors previously approved, the Revised Equity Incentive Plan, subject to such stockholder approval. As further described in Item 5.07 below, at the Annual Meeting, the Company’s stockholders approved the Revised Equity Incentive Plan.

A description of the Revised Equity Incentive Plan is set forth in the section entitled “Proposal No. 4 – Approval of an Amendment to the Company’s 2012 Equity Incentive Plan to Increase the Number of Shares Reserved for Issuance Under the 2012 Equity Incentive Plan by 5,000,000 Shares” in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission on April 2, 2026 (the “Proxy Statement”), which description is incorporated herein by reference. The description is qualified in its entirety by reference to the Revised Equity Incentive Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.03. Amendments to Articles of Incorporation; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “2026 Amended and Restated Certificate”) to provide for the exculpation of certain officers of the Company as permitted by Delaware law.

On May 15, 2026, the Company filed the 2026 Amended and Restated Certificate with the Secretary of State of the State of Delaware, and the 2026 Amended and Restated Certificate became effective upon filing. The 2026 Amended and Restated Certificate amends the Company’s prior Amended and Restated Certificate of Incorporation to allow for the exculpation of certain officers of the Company as permitted by the Delaware General Corporation Law and to remove inoperative language relating to the classification of the Company’s Board of Directors and references to the Company’s 2024 annual meeting of stockholders, which have no continuing effect.

A description of the 2026 Amended and Restated Certificate is set forth in the section entitled “Proposal No. 2 – Amendment to Our Amended and Restated Certificate of Incorporation to Reflect New Delaware Law Provisions Regarding Officer Exculpation” in the Company’s Proxy Statement, which description is incorporated herein by reference. The description is qualified in its entirety by reference to the complete text of the 2026 Amended and Restated Certificate, which is being filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 15, 2026, online via live webcast. At the Annual Meeting, the Company’s stockholders voted on the following five (5) proposals and cast their votes as follows:

Proposal 1: Election of directors to the Company’s Board of Directors, each to serve on the Company’s Board for a term of one year or until their successor has been elected and qualified or until their earlier death, resignation or removal. The director nominees were:

Nominee	For	Against	Abstain	Broker Non-Votes
Rebeca Obregon Jimenez	65,125,911	142,389	62,440	6,014,202
Sheri Rhodes	65,149,499	118,770	62,471	6,014,202
Michael D. Slessor	64,859,464	408,787	62,489	6,014,202
Kelley Steven-Waiss	64,295,543	961,590	73,607	6,014,202
Thomas St. Dennis	62,258,838	3,009,916	61,986	6,014,202
Jorge Titinger	63,948,877	1,319,404	62,459	6,014,202
Brian White	64,827,522	440,762	62,456	6,014,202

Each director nominee was elected a director of the Company. Following the Annual Meeting, the membership of the Company’s board of directors comprises Rebeca Obregon Jimenez, Sheri Rhodes, Michael D. Slessor, Kelley Steven-Waiss, Thomas St. Dennis, Jorge Titinger, and Brian White.

Proposal 2: Amendment to the Company’s Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation:

For	Against	Abstain	Broker Non-Votes
57,208,977	8,035,431	86,332	6,014,202

This proposal was approved.

Proposal 3: Non-binding advisory vote to approve the Company's executive compensation:

For	Against	Abstain	Broker Non-Votes
64,373,166	862,263	95,311	6,014,202

The Company’s stockholders approved, on an advisory basis, the compensation of the named executive officers as disclosed in the Proxy Statement relating to the Annual Meeting.

Proposal 4: Amendment of the Company’s 2012 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance under the 2012 Equity Incentive Plan by 5,000,000 shares:

For	Against	Abstain	Broker Non-Votes
61,050,935	4,205,923	73,882	6,014,202

This proposal was approved.

Proposal 5: Ratification of KPMG LLP as the Company's independent registered public accounting firm for fiscal year 2026:

For	Against	Abstain
68,722,097	2,550,990	71,855

This proposal was approved.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith and this list is intended to constitute the exhibit index.

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of FormFactor, Inc, dated May 15, 2026
10.1	FormFactor Inc. 2012 Equity Incentive Plan, as approved by stockholders of the Company on May 15, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORMFACTOR, INC.

Date:	May 19, 2026	By:	/s/ Alan Chan
			Name:	Alan Chan
			Title:	Senior Vice President, Chief Legal Officer and
Secretary